SUPPLEMENT TO THE PROSPECTUSES
OF
THE EVERGREEN BALANCED FUNDS


I.      Evergreen American Retirement Fund

Proposed Fund Reorganization

        On March 12, 1999, the Board of Trustees of Evergreen American Retirement Fund ("American Retirement") approved a proposal to reorganize American Retirement into Evergreen Income and Growth Fund ("Income and Growth"). If the shareholders of American Retirement approve the proposal, all of the assets of American Retirement will be transferred to Income and Growth and shareholders of American Retirement will receive shares of Income and Growth in exchange for their shares. Shareholders of American Retirement as of May 5, 1999 are scheduled to vote on the proposal at a special meeting of shareholders to be held on July 23, 1999. If approved, the reorganization is proposed to take place on July 30, 1999. Shareholders of American Retirement will be mailed information detailing the proposal on or about June 2, 1999.



April 1, 1999




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